Exhibit 99.1

                   CreditRiskMonitor.com Announces
                1st Quarter Pro Forma Operating Profit

    FLORAL PARK, N.Y.--(BUSINESS WIRE)--May 17, 2004--
CreditRiskMonitor.com, Inc. (Symbol: CRMZ) today announced operating results for the 3 months ended March 31, 2004.

    Jerry Flum, CEO, said "Below the surface of our financials the real story may be emerging. After subtracting out the large legal fees incurred in connection with our ongoing litigation, CRM achieved operating profit for the 1st quarter of 2004. In addition, over the last 12 months, using the same methodology, we are operating at positive cash flow. Readers should review the Management's Discussion and Analysis sections of our 1st quarter Form 10-QSB and our most recent Form 10-KSB for additional details."

    CreditRiskMonitor.com is an Internet-based financial information analysis and news service that competes with Dun & Bradstreet, and its web site is www.crmz.com.

    Safe Harbor Statement: Certain statements in this press release, including statements prefaced by the words "anticipates", "estimates", "believes", "expects" or words of similar meaning, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance, expectations or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, including, among others, those risks, uncertainties and factors referenced from time to time as "risk factors" or otherwise in the Company's Registration Statements or Securities and Exchange Commission Reports.


The following presents the operating results for the three months ended March 31, 2004 and 2003, respectively, on an as reported and a pro forma basis that eliminates the litigation expenses:


                                    3 Months Ended March 31,
                             ----------------------------------------
                                    2004                2003
                             ------------------  --------------------
                                As       Pro         As        Pro
                             Reported   Forma     Reported    Forma
                             --------  --------  ---------  ---------
Operating revenues           $827,197  $827,197  $ 690,178  $ 690,178
Operating expenses:
  Data and product costs      270,500   270,500    331,455    331,455
  Selling, general &
   administrative             598,148   531,921    536,202    455,768
  Depreciation and
   amortization                17,984    17,984     23,866     23,866
                             --------- ---------  ---------  ---------
    Total operating expenses  886,632   820,405    891,523    811,089
                             --------- ---------  ---------  ---------

Income (loss) from operations (59,435)    6,792   (201,345)  (120,911)
Other income                    2,064     2,064      3,013      3,013
Interest expense              (18,848)  (18,848)   (21,041)   (21,041)
                             --------- ---------  ---------  ---------
Loss before income taxes      (76,219)   (9,992)  (219,373)  (138,939)
Income taxes                      709       709        310        310
                             --------- ---------  ---------  ---------
Net loss                     $(76,928) $(10,701) $(219,683) $(139,249)
                             ========= ========= ========== ==========
Net loss per share common
 share:

     Basic and diluted       $  (0.01) $  (0.00) $   (0.04) $   (0.03)
                             ========= ========= ========== ==========





The following is a reconciliation of the GAAP to non-GAAP information for the operating results for the three months ended March 31, 2004 and 2003, respectively, that eliminates the litigation expenses:

                                      3 Months ended March 31,
                                   ----------------------------
                                     2004                2003
                                    ------              ------
Net loss                           ($76,928)         ($219,683)
Litigation expenses                  66,227             80,434
                                  -----------       ------------
Pro forma net loss                 ($10,701)         ($139,249)



    CONTACT: CreditRiskMonitor.com, Inc.
             Larry Fensterstock, 516-620-5400, ext. 324 larryf@crmz.com